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EXHIBIT 10.10

                                 FORM OF WARRANT

Neither this Warrant nor the securities issuable upon exercise hereof have been registered under the Securities Act of 1933, as amended, or under any state securities laws and may not be transferred in violation of such act or laws, the rules and regulations thereunder and the provisions of this Warrant.

                      WARRANT TO PURCHASE 1,120,000 SHARES
                               OF COMMON STOCK OF
                                 LIFEPOINT, INC.

                                    Issued to

                               JONATHAN J. PALLIN

                                ________________

                                WARRANT NO. #494

                                 LIFEPOINT, INC.

             (INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE)

This certifies that Jonathan J. Pallin the (the "Warrant Holder") is the owner of a Warrant, subject to adjustment as provided in Section 3 hereof, which entitles the owner thereof to purchase, in whole or in part, and from time to time, as provided in Section 1 hereof, one million (1,120,000) fully paid and nonassessable shares of the no-par-value Common Stock (the "Common Stock") of LifePoint, Inc., a Delaware corporation (the "Company"), at the purchase price per share of $0.50 per share (the "Purchase Price"), subject to adjustment as provided in Section 3 hereof, payable in lawful money of the United States of America upon surrender of this Warrant at the principal office of the Company (currently 1205 Dupont Street, Ontario, California 91761) or at such other place as the Company may designate by written notice to the Warrant Holder.

         EXERCISE

The Warrant evidenced hereby shall become exercisable as to one million (1,120,000) shares of the Common Stock on FEBRUARY 19, 2003 and shall terminate
(i) at 5:00 p.m., California time, on FEBRUARY 18, 2008 or (ii) upon the Company's election of its right to terminate this Warrant pursuant to Section 11 of the Purchase Agreement (as defined below) (the earlier of such events being referred to herein as the "Expiration Date"), provided, however, that in no event may any fractional share of the Common Stock be issued. In the event that a fractional share would otherwise be issued as a result of any adjustment made pursuant to Section 3 hereof or otherwise, payment of such fractional share shall be made on the basis of the Market Price on the date of exercise. For the purpose of this Section 1, the term "Market Price" shall mean (a) if the Common Stock is traded on a national securities exchange or on The Nasdaq Stock Market, Inc., the closing sales price (or, if no sales on that day, the high bid price) or (b) if the Common Stock is not traded as provided in subsection (a), the closing bid price as reported in the OTC Bulletin Board of the National Association of Securities Dealers, Inc. or in the pink sheets as reported by an organization performing the services previously furnished by the National Quotation Bureau, Inc.



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Upon any exercise of the Warrant evidenced hereby, the form of election to purchase set forth as Exhibit A hereto shall be properly completed, executed, and delivered to the Company, together with (a) a certified check, bank draft, or wire transfer in full payment to the Company of the Purchase Price for the shares as to which the Warrant is exercised or (b) authorization from the Warrant Holder to the Company to retain from the total number of shares of the Common Stock as to which the Warrant is exercised that number of shares having an average Market Price over the two-week period ending on the date of exercise equal to the product of the Purchase Price and the total number of shares as to which the Warrant is exercised (any balance to be paid as set forth in (a) above). In the event that there is only a partial exercise of the Warrant evidenced hereby, there shall be issued to the Warrant Holder a new Warrant Certificate, in all respects similar to this Warrant Certificate, evidencing the number of shares of the Common Stock still available for exercise.

Upon receipt of full payment and properly completed documentation, the Company shall then cause the Transfer Agent for the Common Stock to issue fully paid and nonassessable shares of the Common Stock as are represented by the exercise.

If this Warrant shall be surrendered upon exercise within any period during which the transfer books for the Common Stock are closed for any purpose, the Company shall not be required to make delivery of certificates for shares of the Common Stock until the date of the reopening of said transfer books.

         EXPIRATION DATE

The Warrant evidenced hereby may not be exercised after the Expiration Date with respect to the shares of the Common Stock as to which the Warrant may be exercised and, to the extent the Warrant has not been exercised as to any such shares by the Expiration Date, the Warrant evidenced hereby shall become void.

         ADJUSTMENTS

Subject to the provisions of this Section 3, the Purchase Price and the shares of the Common Stock as to which the Warrant may be exercised shall be subject to adjustments from time to time as hereinafter set forth:

         (a) If at any time, or from time to time, the Company shall, by subdivision, consolidation, or reclassification of shares or otherwise, change as a whole the outstanding shares of the Common Stock into a different number or class of shares, the number and class of shares so changed shall replace the shares outstanding immediately prior to such change and the Purchase Price and the number of shares purchasable under the Warrant immediately prior to the date on which such change shall become effective shall be proportionately adjusted.



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         (b) Irrespective of any adjustments or change in the Purchase Price or the number of securities actually purchasable under the Warrant, the Warrant theretofore and thereafter issued may continue to express the exercise price and the number of securities purchasable hereunder as the Purchase Price and the number of securities purchasable as expressed in the Warrant when initially issued.

         (c) If at any time while the Warrant is outstanding, the Company shall consolidate with, or merge into, another corporation, firm, or entity, or otherwise enter into a form of business combination, the Warrant Holder shall thereafter be entitled upon exercise hereof to purchase, with respect to each security purchasable hereunder immediately prior to the date on which such consolidation or merger or other form of business combination shall become effective, the securities or property to which a holder of one such security would have been entitled upon such consolidation or merger or other form of business combination, without any change in, or payment in addition to, the Purchase Price in effect immediately prior to such consolidation or merger or other form of business combination, and the Company shall take such steps in connection with such consolidation or merger or other form of business combination as may be necessary to assure that all the provisions of the Warrant shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities or property thereafter deliverable upon the exercise of the Warrant.

         (d) Adjustments to the Purchase Price pursuant to Section 9.1 of the Loan and Security Agreement, dated February 19, 2003 between the Company and the Warrant Holder (the "Purchase Agreement"); PROVIDED, HOWEVER, that no adjustments pursuant to the Purchase Agreement shall be made or be applicable to this Warrant if no Obligations (as defined in the Purchase Agreement) are outstanding under the Purchase Agreement; PROVIDED, FURTHER, that the Purchase Price may not be reduced below the Market Price of the Common Stock on the date of the execution of the Purchase Agreement.

         (e) The Board of Directors of the Company, in its discretion, may, at any time during the exercise period of the Warrant, extend the exercise period or reduce the Purchase Price for the Warrant; PROVIDED HOWEVER, that the Board of Directors shall not reduce the Purchase Price below the Market Price of the Common Stock on the date of the execution of the Purchase Agreement.

         (f) Upon the happening of any event requiring the adjustment of the exercise price hereunder, the Company shall forthwith give written notice thereof to the registered holder of the Warrant stating the adjusted Purchase Price and the adjusted number of securities purchasable upon the exercise thereof resulting from such event and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. The certificate of the Company's independent public accountants shall be conclusive evidence of the correctness of any computation made hereunder.



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         NOTICE TO WARRANT HOLDER

Nothing contained herein shall be construed as conferring upon the Warrant Holder the right to vote or to consent or to receive notice as a stockholder in respect of the meetings of stockholders for the election of directors of the Company or any other matter, or any other rights whatsoever as a stockholder of the Company; provided, however, that in the event that:

         (g) the Company shall take action to make any distribution (other than cash dividends payable out of earnings or earned surplus) on the Common Stock;

         (h) the Company shall take action to offer for subscription PRO RATA to the holders of the Common Stock any additional shares of stock of any class or other rights or securities convertible into the Common Stock;

         (i) the Company shall take action to accomplish any capital reorganization, or reclassification of the capital stock of the Company (other than a change in par value, or a change from par value to no par value, or a change from no par value to par value, or a subdivision or combination of the Common Stock), or a consolidation or merger of the Company into, or a sale of all or substantially all of its assets to, another corporation; or

         (j) the Company shall take action looking to a voluntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall, (x) at least 10 days prior to the date on which the books of the Company shall close or a record date shall be taken for such distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, cause notice thereof to be sent to the Warrant Holder at the address appearing on the Warrant register of the Company and, (y) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, cause at least 10 days' prior written notice of the date when the same shall take place to be given to the Warrant Holder in the same manner. Such notice in accordance with the foregoing clause (x) shall also specify, in the case of any such distribution or subscription rights, the date on which the holders of the Common Stock shall be entitled thereto, and such notice in accordance with the foregoing clause (y) shall also specify the date on which the holders of the Common Stock shall be entitled to exchange their shares of the Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be. Failure to give such notice or any defect therein shall not affect the legality or validity of any of the matters set forth in this Section 4 inclusive.



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         INVESTMENT REPRESENTATION

The Warrant Holder, by his, her, or its acceptance of this Warrant, acknowledges that neither the Warrant nor the shares of the Common Stock issuable upon exercise thereof have been registered under the Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, represents and warrants to the Company that he, she, or it is acquiring the Warrant for investment and not with a view to, or in connection with, any distribution thereof. The Warrant Holder further represents and warrants that, if a registration statement under the Securities Act is not effective with respect to the underlying shares of the Common Stock at the time of exercise, the Warrant Holder will acquire the shares of the Common Stock for investment and not with a view to, or in connection with, any distribution thereof.

         TRANSFERS AND EXCHANGES

The Company shall transfer, from time to time, any outstanding Warrant upon the books to be maintained by the Company for that purpose, upon surrender thereof for transfer properly endorsed or accompanied by appropriate instructions for transfer. Upon any such transfer, a new Warrant shall be issued to the transferee and the surrendered Warrant shall be canceled by the Company. The Warrant so canceled shall be delivered to the Company from time to time upon request. Warrants may be exchanged at the option of the holder thereof, when surrendered at the office of the Company, for another Warrant, or other Warrants of different denominations, of like tenor and representing in the aggregate the rights to purchase a like number of shares. Anything in this section 6 to the contrary notwithstanding, no transfer shall be made if such transfer would violate Section 5 of the Securities Act.

         PAYMENT OF TAXES

The Company will pay any documentary stamp taxes attributable to the initial issuance of the Common Stock issuable upon the exercise of the Warrant; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue or delivery of any certificates for the Common Stock in a name other than that of the registered holder of the Warrant in respect of which shares are issued, and in such case the Company shall not be required to issue or deliver any certificates for the Common Stock or any Warrant for remaining shares until the person requesting the same has paid to the Company the amount of such tax or has established to the Company's satisfaction that such tax has been paid.

         MUTILATED OR MISSING WARRANT

In case the Warrant shall be mutilated, lost, stolen, or destroyed, the Company may in its discretion issue and deliver in exchange and substitution for, and upon cancellation of, the mutilated Warrant, or in lieu of, and in substitution for, the Warrant lost, stolen, or destroyed, a new Warrant of like tenor and representing an equivalent right or interest, but only upon receipt of evidence satisfactory to the Company of such loss, theft, or destruction of such Warrant. Applicants for such substitute Warrant shall also comply with such other reasonable regulations and pay such reasonable charges as the Company may prescribe.



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         RESERVE

The Company covenants and agrees that, from time to time, there will be authorized and available for delivery a sufficient number of its shares of the Common Stock or other securities into which the Warrant is then exercisable to permit the exercise of the Warrant at the time outstanding as and when the certificates shall, from time to time, be deliverable in accordance with Section 1 hereof. In the event that there are insufficient shares or other securities for such purpose, the Company shall use its best efforts to seek stockholder approval for an Amendment to the Company's Certificate of Incorporation and/or to take such other action as is necessary or appropriate to cause such shares or other securities to be authorized.

         GOVERNING LAW

The Warrant evidenced hereby shall be construed and enforced in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in that State, without giving effect to any principles of conflicts of laws.

IN WITNESS WHEREOF, LifePoint, Inc. has caused this Warrant to be signed manually by a duly authorized officer.

Dated:   February 19, 2003                     LIFEPOINT, INC.

                                               By:
                                                   -----------------------------
                                                   Linda H. Masterson, President



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                                    Exhibit A

                              ELECTION TO PURCHASE

To:   LifePoint, Inc.

c/o:  ___________________________
      ___________________________
      ___________________________

         o The undersigned hereby irrevocably elects to exercise the Warrant represented by the attached Warrant Certificate No. __ with respect to __________ shares of the Common Stock issuable upon the exercise of the Warrant, tenders herewith payment in full for such shares, and requests that certificates for such shares shall be issued in the name of:

         o The undersigned hereby irrevocably elects to exercise the Warrant represented by the attached Warrant Certificate No. __ with respect to ___________ shares of the Common Stock issuable upon the exercise of the Warrant pursuant to the terms of the net exercise provisions set forth in the Warrant, and shall tender payment of all applicable transfer taxes, if any.

(Name) _____________________________    (Taxpayer Number) ______________________
(Address) ______________________________________________________________________
and be delivered to (Name)______________________________________________________
at (Address)____________________________________________________________________
and delivered to the undersigned at the address below stated.

Date ______________________, 200_

Name of holder of Warrant Certificate:

(Name)_________________________________________
(Address)_______________________________________________________________________
(Signature)____________________________________

Note: The above signature must correspond with the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever.